UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 W. Camelback Road Phoenix, Arizona		85017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 639-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 17, 2012, Grand Canyon Education, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As previously announced in our Current Report on Form 8-K, dated March 26, 2012, Christopher C. Richardson resigned his positions as a director and as General Counsel of the Company effective upon the selection of his replacement as General Counsel and did not stand for reelection as a director at the Annual Meeting. The Company has appointed Brian M. Roberts as its new General Counsel and, as a result, Mr. Richardson is no longer serving as a director or as an officer of the Company. Mr. Richardson will continue to serve as an employee of the Company in an advisory role.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2012, the Company held its Annual Meeting. The total number of shares of the Company’s common stock, par value of $0.01 per share, voted in person or by proxy at the Annual Meeting was 42,329,061, representing approximately 94% of the 45,011,098 shares that were outstanding and entitled to vote. The following matters were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each such matter is set forth below.

1)	The proposal to elect the nominees listed below as Directors of the Company, each to serve until the Company’s 2013 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified or until his or her earlier resignation or removal.

	For	Withheld	Non Votes
Brent D. Richardson	38,050,510	756,029	3,522,522
Brian E. Mueller	38,055,861	750,678	3,522,522
Chad N. Heath	37,999,531	807,008	3,522,522
D. Mark Dorman	37,944,184	862,355	3,522,522
David J. Johnson	33,543,446	5,263,093	3,522,522
Jack A. Henry	33,662,372	5,144,167	3,522,522
Bradley A. Casper	38,577,226	229,313	3,522,522

2)	The proposal to approve, on an advisory basis, the compensation of our named executive officers.

	For	Against	Abstain	Broker Non Votes
Compensation of Officers	36,899,579	1,900,352	6,608	3,522,522

3)	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

	For	Against	Abstain
Ratification of Ernst & Young LLP	42,224,238	104,623	200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: May 21, 2011	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)